EXHIBIT 99.1

BioCryst Reports First Quarter 2026 Financial Results and Provides Business Update

— Q1 2026 ORLADEYO® net revenue of $148.3 million (+11% y-o-y; +21% y-o-y on comparable basis excluding European revenue) —

— Announced licensing agreement for European commercial rights to navenibart for $70M upfront and milestone payments up to $275M —

RESEARCH TRIANGLE PARK, N.C., May 06, 2026 (GLOBE NEWSWIRE) -- BioCryst Pharmaceuticals, Inc. (Nasdaq:BCRX) today reported financial results for the quarter ended March 31, 2026, and provided a business update.

“We began 2026 with continued strong execution across our business, led by sustained growth of ORLADEYO and solid progress across our pipeline,” said Charlie Gayer, President and Chief Executive Officer of BioCryst. “ORLADEYO continues to grow because its differentiated oral profile and high level of attack control meet the needs of an increasing number of people living with hereditary angioedema. At the same time, we remain on track with enrollment in our navenibart and BCX17725 pipeline programs. We are also pleased to partner again with Neopharmed Gentili for European rights to navenibart. This progress underscores our strategy to focus on rare diseases where we have deep expertise, execute efficiently, and allocate capital thoughtfully to drive sustainable value for patients and shareholders.”

Business & Corporate Updates

  New patient prescriptions in Q1 2026 continued to be strong, driving ORLADEYO revenue of $148.3 million (+11% y-o-y; +21% y-o-y on a comparable basis excluding European revenue).
  Patient enrollment in ALPHA-ORBIT, the ongoing pivotal study of navenibart in hereditary angioedema, is on track to be completed by the end of this June. The program remains on track to support regulatory filing in the US by the end of 2027. Navenibart is an investigational, long-acting plasma kallikrein inhibitor being studied with every three-month and every six-month subcutaneous dosing.
  In May, the company announced that it entered into a licensing agreement with an Irish affiliate of Neopharmed Gentili for exclusive rights to commercialize navenibart in Europe for the prophylaxis of hereditary angioedema. BioCryst will receive upfront consideration of $70M and will be eligible to receive up to $275M in future regulatory and sales milestone payments. BioCryst will also receive tiered royalties on net sales ranging from 18% to 30%. Navenibart is an investigational product that has not yet received regulatory approval in the US or Europe.
  The company is studying BCX17725, an investigational KLK5 inhibitor for the treatment of Netherton syndrome, in a Phase 1 trial. The company has begun dosing in Part 4 of this trial, which will enroll up to 12 patients for three months, and expects to report data from this part by the end of 2026.
  In Q1 2026, the company ended development of avoralstat, a plasma kallikrein inhibitor for the treatment of diabetic macular edema, to focus the pipeline on rare diseases.
  In April, the company appointed Sandeep M. Menon as Chief Research and Development Officer. Dr. Menon brings deep drug development expertise to the leadership team and will lead the company’s R&D efforts with a focused, disciplined, and capital efficient approach.

First Quarter 2026 Financial Results

On January 23, 2026, BioCryst completed the acquisition of Astria Therapeutics, Inc. (“Astria”). The transaction was accounted for as an asset acquisition and as a result, BioCryst recognized a special, non-cash expense of $697.8 million in Q1 2026 related to the acquired in-process research and development asset for navenibart.

The accompanying tables provide GAAP and non-GAAP financial information. Non-GAAP measures include adjustments, as applicable, for the sale of the European ORLADEYO business on October 1, 2025, stock-based compensation, and expenses incurred in connection with the acquisition of Astria, including acquired in-process research and development expense, assembled workforce amortization, severance and retention related costs, and the portion of the Astria stock option payout attributable to post-combination service. Management believes that the presentation of these non-GAAP figures can provide greater transparency into the financial results of core, ongoing operations and improve comparability across reporting periods by excluding items that are non-recurring or other items that may vary significantly from period to period.

BioCryst recorded a GAAP operating loss of $701.6 million for the first quarter of 2026, primarily reflecting the special, non-cash charge related to acquired in-process research and development. On a non-GAAP basis, the company recorded an operating profit of $54.2 million. Additional details on individual adjustments are included in the accompanying financial tables.

Cash, cash equivalents, restricted cash and investments at March 31, 2026, totaled $260.8 million. On a pro-forma basis, including net proceeds of $70 million from the license of European navenibart rights to Neopharmed Gentili after quarter end, cash, cash equivalents, restricted cash and investments at March 31, 2026, totaled $330.8 million.

Financial Outlook for 2026

The company maintained its expectation for full year 2026 global net ORLADEYO revenue to be between $625 million and $645 million and for full year 2026 total revenue, including RAPIVAB® (peramivir injection), to be between $635 million and $660 million.

The company also maintained its expectation for full year 2026 non-GAAP operating expenses, excluding stock-based compensation, restructuring, and transaction-related costs, to be between $450 million and $470 million.

Item	As of May 6, 2026	As of February 26, 2026
ORLADEYO revenue	Unchanged	$625 million to $645 million
Total revenue	Unchanged	$635 million to $660 million
Non-GAAP operating expense	Unchanged	$450 million to $470 million

Conference Call and Webcast

BioCryst management will host a conference call and webcast at 8:30 a.m. ET today to discuss the financial results and provide a corporate update. The live call may be accessed by dialing 1-844-481-2942 for domestic callers and 1-412-317-1866 for international callers. A live webcast and replay of the call will be available online in the investors section of the company website at www.biocryst.com.

About BioCryst Pharmaceuticals

BioCryst is a global biotechnology company focused on developing and commercializing medicines for hereditary angioedema (“HAE”) and other rare diseases, driven by its deep commitment to improving the lives of people living with these conditions. BioCryst has commercialized ORLADEYO® (berotralstat), the first oral, once-daily plasma kallikrein inhibitor, and is advancing a pipeline of potential first-in-class or best-in-class oral small-molecule and injectable protein therapeutics for a range of rare diseases. For more information, please visit www.biocryst.com or follow us on LinkedIn.

Non-GAAP Financial Measures

The information furnished in this release and the accompanying tables includes non-GAAP financial measures that differ from measures calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”), including financial measures labeled as “non-GAAP.”

As noted under “First Quarter 2026 Financial Results” above, we believe providing these non-GAAP measures, which show our results with certain items adjusted, is valuable and useful since they can provide greater transparency into the financial results of core, ongoing operations and improve comparability across reporting periods. These non-GAAP measures also correspond with the way we expect investors and financial analysts to compare our results. Our non-GAAP measures should be considered only as supplements to, and not as substitutes for or in isolation from, our other measures of financial information prepared in accordance with GAAP. A reconciliation between each non-GAAP financial measure and its respective closest equivalent GAAP financial measure is provided in the tables below.

We also provide our non-GAAP operating expense outlook for full year 2026, which refers to our expected GAAP operating expense, excluding stock-based compensation, restructuring and transaction-related costs. We have not provided a reconciliation against the comparable forward-looking GAAP measure because we are unable to predict with reasonable certainty the full amount of stock-based compensation expense or restructuring or transaction-related costs for the full year 2026 without unreasonable effort. Stock-based compensation expense is uncertain and depends on various factors, including our future hiring and retention needs, as well as the future fair market value of our common stock, which is difficult to predict and subject to change. In addition, we are unable to predict with reasonable certainty the full amount of restructuring and transaction-related costs as the related costs are dependent on various factors that have not yet or have only recently occurred. The actual amount of stock-based compensation, restructuring and transaction-related costs for the full year 2026 could have a material impact on GAAP reported results for the guidance period.

Forward-Looking Statements

This press release contains forward-looking statements, including statements regarding future results, performance or achievements, such as expected full year 2026 revenue and operating expenses, expectations regarding pipeline development timing, including expected patient enrollment, regulatory filing, and data reporting timing, and potential future milestone payments. These statements involve known and unknown risks, uncertainties and other factors which may cause BioCryst’s actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. These statements reflect our current views with respect to future events and are based on assumptions and are subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Some of the factors that could affect the forward-looking statements contained herein include: BioCryst’s ability to successfully progress its pipeline development plans as described herein, including meeting the expected timelines; ongoing and future preclinical and clinical development of product candidates may take longer than expected and may not have positive results; the outcome of preclinical testing and early clinical trials may not be predictive of the success of later clinical trials, and interim results of a clinical trial do not necessarily predict final results; BioCryst may not be able to enroll the required number of subjects in planned clinical trials of product candidates; BioCryst may not advance human clinical trials with product candidates as expected; the FDA or other applicable regulatory agency may require additional studies beyond the studies planned for products and product candidates, may not provide regulatory clearances which may result in delay of planned clinical trials, may not review regulatory filings on our expected timeline, may impose certain restrictions, warnings, or other requirements on products and product candidates, may impose a clinical hold with respect to product candidates, or may withhold, delay or withdraw market approval for products and product candidates; the results of BioCryst’s partnerships with third parties may not meet BioCryst’s current expectations, including that our partners may fail to reach performance milestones or achieve certain royalty thresholds under our license agreements; statements and projections regarding financial guidance and goals and the attainment of such goals may differ from actual results based on market factors and BioCryst’s ability to execute its operational and budget plans; and actual financial results may not be consistent with expectations, including that revenue, operating expenses and cash usage may not be within management’s expected ranges. This list is not exclusive. To see a more comprehensive list of risks, please refer to the documents BioCryst files periodically with the Securities and Exchange Commission, specifically BioCryst’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, which identify important factors that could cause actual results to differ materially from those contained in BioCryst’s projections and forward-looking statements.

BCRXW

Contact:

Investors:
investorrelations@biocryst.com

Media:
media@biocryst.com

BIOCRYST PHARMACEUTICALS, INC. CONSOLIDATED FINANCIAL SUMMARY (In thousands, except per share)

Statements of Operations(Unaudited)

	Three Months Ended March 31,
	2026	2025
Revenues:
ORLADEYO	$148,347	$134,243
License revenue	3,016	—
Other revenues	5,050	11,291
Total revenues	156,413	145,534

Expenses:
Cost of product sales	5,377	4,568
Acquired in-process research and development	697,761	—
Research and development	60,319	37,270
Selling, general and administrative	94,554	82,469
Total operating expenses	858,011	124,307
(Loss) income from operations	(701,598)	21,227

Other income (expense):
Interest income	2,256	3,024
Interest expense	(19,779)	(23,494)
Foreign currency (losses) gains, net	(225)	1
Other expense, net	(1,462)	—
Total other expense, net	(19,210)	(20,469)

(Loss) income before income taxes	(720,808)	758
Income tax expense	1,004	726
Net (loss) income	$(721,812)	$32

Net (loss) income per common share: basic	$(2.98)	$0.00
Weighted average shares of common stock outstanding: basic	242,258	208,882
Net (loss) income per common share: diluted	$(2.98)	$0.00
Weighted average shares of common stock outstanding: diluted	242,258	215,261

Balance Sheet Data (in thousands)

	March 31, 2026 (unaudited)	December 31, 2025 (Note 1)
Cash, cash equivalents and investments	$258,969	$335,911
Restricted cash	1,787	1,601
Receivables	109,272	106,818
Total assets	465,052	514,158
Secured term loan	395,197	—
Royalty financing obligation	447,498	465,688
Accumulated deficit	(2,227,991)	(1,506,179)
Stockholders’ deficit	(553,843)	(119,153)
Shares of common stock outstanding	254,014	213,060

Note 1: Derived from audited financial statements.

Reconciliations of Non-GAAP Income from Operations (in thousands)

	Three Months Ended March 31, 2026
	U.S. GAAP	Non-GAAP Adjustments[1]	Non-GAAP
Revenues:
ORLADEYO	$148,347	$—	$148,347
License revenue	3,016	—	3,016
Other revenues	5,050	—	5,050
Total revenues	156,413	—	156,413

Expenses:
Cost of product sales - ORLADEYO	2,696	—	2,696
Cost of product sales - peramivir	2,681	—	2,681
Acquired in-process research and development	697,761	697,761	—
Research and development (excluding stock-based compensation)	53,500	15,480	38,020
Sales and marketing (excluding stock-based compensation)	42,953	5,482	37,471
General and administrative (excluding stock-based compensation)	42,393	21,088	21,305
Stock-based compensation	16,027	16,027	—
Total operating expenses	858,011	755,838	102,173
(Loss) income from operations	$(701,598)	$(755,838)	$54,240

[1] Reflects the following non-GAAP adjustments for the three months ended March 31, 2026:
Expenses incurred in connection with the acquisition of Astria Therapeutics, Inc. on January 23, 2026:
Acquired in-process research and development related to navenibart			$697,761
Assembled workforce amortization			$600
Expense associated with severance and retention award agreements			$12,321
Portion of stock option payout attributable to post-combination service			$29,129
Stock-based compensation			$16,027

	Three Months Ended March 31, 2025
	U.S. GAAP	Non-GAAP Adjustments[1]	Non-GAAP
Revenues:
ORLADEYO	$134,243	$11,536	$122,707
License revenue	—	—	—
Other revenues	11,291	—	11,291
Total revenues	145,534	11,536	133,998

Expenses:
Cost of product sales - ORLADEYO	1,994	665	1,329
Cost of product sales - peramivir	2,574	—	2,574
Research and development (excluding stock-based compensation)	28,742	157	28,585
Sales and marketing (excluding stock-based compensation)	47,670	9,193	38,477
General and administrative (excluding stock-based compensation)	21,959	2,417	19,542
Stock-based compensation	21,368	21,368	—
Total operating expenses	124,307	33,800	90,507
Income from operations	$21,227	$(22,264)	$43,491

[1] Represents revenues and expenses associated with our European ORLADEYO business which was sold to Neopharmed Gentili S.p.A. on October 1, 2025 and consolidated stock-based compensation.